QUAKER® INVESTMENT TRUST
Supplement dated December 17, 2010
To the Statement of Additional Information (“SAI”) Dated October 28, 2010 for the
QUAKER CAPITAL OPPORTUNITIES FUND
The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the SAI. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the SAI.
Effective December 17, 2010, the following information replaces similar text found in the SAI, in the section entitled “Investment Sub-Advisers” under the sub-heading “Portfolio Managers” on page 36.
PORTFOLIO MANAGERS
     The following provides information regarding the portfolio managers identified in the Funds’ prospectus: (1) the dollar range of the portfolio manager’s investments in each Fund; (2) a description of the portfolio manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interests that might arise from the management of multiple accounts.
INVESTMENTS IN EACH FUND (as of June 30, 2010)

DOLLAR RANGE OF
NAME OF PORTFOLIO MANAGER	INVESTMENTS IN EACH FUND(1)
QUAKER CAPITAL OPPORTUNITIES FUND (Knott Capital Management, Sub-adviser) Charles A. Knott	$100,001 - $500,000
Effective December 17, 2010, the following information replaces similar text found in the SAI, in the section entitled “Investment Sub-Advisers” under the sub-heading “Compensation of Portfolio Managers” on page 37.
Compensation of Portfolio Managers. The portfolio managers of the Adviser and Sub-advisers are compensated in the following manner.
Knott Capital
In addition to highly competitive base salaries, each employee, including Mr. Knott, receives an annual cash bonus based on merit and corporate profitability. Bonuses are extended to all members of the firm.
Incentive compensation is based partially on individual performance and partially on the firm’s performance. Bonuses are not based on asset growth or returns. The percentage of compensation, which is base salary plus bonus, or equity incentives, varies among portfolio managers.
QKSAICAP

Knott Capital does not compensate directly on performance of individual portfolios or any other specific measure. Cash bonuses are determined on overall contributions made by the portfolio managers and are subjective. Knott Capital believes that basing compensation on specific measures such as investment performance can at times create conflicts of interests.
Mr. Knott is compensated in accordance with the aforementioned policy.
Effective December 17, 2010, the following information replaces similar text found in the SAI, in the section entitled “Investment Sub-Advisers” under the sub-heading “Compensation of Portfolio Managers” on page 37.
OTHER MANAGED ACCOUNTS OF PORTFOLIO MANAGERS (as of September 30, 2010)
     In addition to the management of the respective Funds, the portfolio managers also manage other accounts as summarized below.
Quaker Capital Opportunities Fund

			NUMBER OF ACCOUNTS	TOTAL ASSETS IN
			WHERE ADVISORY FEE IS	ACCOUNTS WHERE
CHARLES A. KNOTT	NUMBER OF	TOTAL ASSETS IN	BASED ON ACCOUNT	ADVISORY FEE IS BASED ON
(Knott Capital)	ACCOUNTS	ACCOUNTS	PERFORMANCE	ACCOUNT PERFORMANCE
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	1	$2.1 million	0	$0
Other Accounts(1)	1,076	$403 million	0	$0
QKSCAP

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